Exhibit 99.2

FOR IMMEDIATE RELEASE

MasterCraft Boat Holdings, Inc. Sells NauticStar Business to Iconic Marine Group

VONORE, Tenn. – September 8, 2022 – MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) (the “Company”) today announced that its NauticStar business was acquired by a subsidiary of Iconic Marine Group. Iconic Marine Group assumed substantially all liabilities related to the NauticStar business and intends to continue operating the NauticStar business as usual. The transaction, which closed on September 2, 2022, is subject to a customary working capital adjustment.

Fred Brightbill, Chief Executive Officer and Chairman of MasterCraft Boat Holdings, commented, “The sale of the NauticStar business to Iconic Marine Group will better position MasterCraft to drive profitable growth. I am confident that focusing on our MasterCraft, Crest and Aviara brands will drive enhanced value for MasterCraft shareholders, and that NauticStar will benefit from a new strategic owner dedicated to the future success of the brand. I want to thank NauticStar’s employees, who have a new home at Iconic Marine Group, for their hard work and dedication to quality and craftsmanship for our customers. We wish them success in the future.”

As previously announced on August 9, 2022, the NauticStar business will be accounted for as discontinued operations under GAAP beginning in the Company’s fiscal first quarter of 2023. Additional detail will be provided on the Company’s fourth quarter and full year 2022 conference call on September 8, 2022.

About MasterCraft Boat Holdings, Inc.

Headquartered in Vonore, Tenn., MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) is a leading innovator, designer, manufacturer and marketer of recreational powerboats through its three brands, MasterCraft, Crest and Aviara. Through these three brands, MasterCraft Boat Holdings has leading market share positions in two of the fastest growing segments of the powerboat industry – performance sport boats and pontoon boats – while entering the large, growing luxury day boat segment. For more information about MasterCraft Boat Holdings, and its three brands, visit: Investors.MasterCraft.com, www.MasterCraft.com, www.CrestPontoonBoats.com, and www.AviaraBoats.com.

Forward-Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and include statements in this press release concerning the impact of the sale of the NauticStar business on our go forward operations, as well as expected accounting treatment relating to our sale of the NauticStar business.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: the potential effects of the COVID-19 pandemic on the Company, supply chain disruptions, inflationary pressures, general economic conditions, demand for our products, changes in consumer preferences, competition within our industry, our reliance on our network of independent dealers, our ability to manage our manufacturing levels and our large fixed cost base, changes to U.S. federal income tax law, the overall impact and interpretation of which remain uncertain, the successful introduction of our new products and geopolitical conflicts. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2021, could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this press release.

Any such forward-looking statements represent management's estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Investor Contact:

MasterCraft Boat Holdings, Inc.

George Steinbarger

Chief Revenue Officer

Email: investorrelations@mastercraft.com

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